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                                                                    EXHIBIT 99.1

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                                                                                                                   ADDITIONAL
                             RATED                                                                    DAYRATE      COMMITMENTS
                             WATER                                            START    ESTIMATED        (IN         AND OTHER
      RIG NAME               DEPTH    RIG DESIGN     LOCATION      STATUS      DATE     END DATE    THOUSANDS)    INFORMATION*
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JACKUPS
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
  Glomar High Island I          250'   MLT82-SD-C     Gulf of      Contracted   mid      late         low $50s
                                                      Mexico                    May 01   Jul 01

  Glomar High Island II         270'   MLT82-SD-C     Gulf of      Contracted   mid      mid          low $50s      Followed by
                                                      Mexico                    Apr 01   Jul 01                     3-month
                                                                                                                    contract in
                                                                                                                    high $40s

  Glomar High Island III        250'   MLT82-SD-C     Gulf of      Contracted   early    early        low $50s      Followed by
                                                      Mexico                    Apr 01   Jul 01                     3-month
                                                                                                                    commitment
                                                                                                                    in high $40s

  Glomar High Island IV         250'   MLT82-SD-C     Gulf of      Contracted   early    early        mid $40s      Followed by
                                                      Mexico                    Jun 01   Jul 01                     1-month
                                                                                                                    contract in
                                                                                                                    low $40s

  Glomar High Island V          270'   MLT82-SD-C     DRC          Contracted   early    early        high $40s     Followed by
                                                                                Jun 01   Sep 01                     6-month
                                                                                                                    commitment
                                                                                                                    in low $60s

  Glomar High Island VII        250'   MLT82-SD-C     Cameroon     Contracted   mid      mid          low $60s
                                                                                Jun 01   Dec 01

  Glomar High Island VIII       250'   MLT82-SD-C     Gulf of      Contracted   early    mid          low $50s
                                                      Mexico                    May 01   Sep 01

  Glomar High Island IX         250'   MLT82-SD-C     Nigeria      Contracted   late     early        mid $40s      Followed by
                                                                                Feb 01   Jul 01                     6-month
                                                                                                                    contract in
                                                                                                                    high $50s

  Glomar Main Pass I            300'   F&GL780-II     Gulf of      Contracted   mid      mid          low $60s
                                                      Mexico                    Jun 01   Nov 01

  Glomar Main Pass IV           300'   F&GL780-II     Gulf of      Contracted   early    late         mid $50s
                                                      Mexico                    Jun 01   Aug 01

  Glomar Adriatic I             300'   MLT116-C       Gabon        Contracted   mid      mid          mid $60s      Followed by
                                                                                Jun 01   Jul 01                     2-month
                                                                                                                    commitment
                                                                                                                    in mid $60s

  Glomar Adriatic II            328'   MLT116-C       Gulf of      Contracted   mid      mid          low $60s
                                                      Mexico                    Feb 01   Aug 01

  Glomar Adriatic III           328'   MLT116-C       Gulf of      Contracted   late     mid          mid $60s      Followed by
                                                      Mexico                    May 01   Jul 01                     3-month
                                                                                                                    contract in
                                                                                                                    low $60s

  Glomar Adriatic IV            328'   MLT116-C       Gulf of      Contracted   late     late         low $60s
                                                      Mexico                    Apr 01   Jul 01



  Glomar Adriatic V             300'   MLT116-C       Nigeria      Contracted   early    early        high $60s
                                                                                Apr 01   Oct 01

  Glomar Adriatic VI            225'   MLT116-C       UK North     Contracted   early    early        mid $40s      Followed by
                                                      Sea                       May 01   Jul 01                     6-month
                                                                                                                    contract in
                                                                                                                    mid $50s

  Glomar Adriatic VII           328'   MLT116-C       Trinidad     Contracted   late     early        mid $40s      Followed by
                                                                                May 01   Jul 01                     10 1/2-month
                                                                                                                    contract in
                                                                                                                    high $40s

  Glomar Adriatic VIII          328'   MLT116-C       Nigeria      Contracted   early    early        high $60s
                                                                                Apr 01   Oct 01

  Glomar Adriatic IX            328'   MLT116-C       Gulf of      Contracted   early    mid          mid $60s      Followed by
                                                      Mexico                    May 01   Jul 01                     mobilization
                                                                                                                    to West
                                                                                                                    Africa.  Due
                                                                                                                    to arrive
                                                                                                                    mid Aug to
                                                                                                                    begin
                                                                                                                    8-month
                                                                                                                    contract in
                                                                                                                    mid $70s
                                                                                                                    plus addt'l
                                                                                                                    2-month
                                                                                                                    commitment
                                                                                                                    in mid $70s

  Glomar Adriatic X             328'   MLT116-C       Gulf of      Contracted   late     mid          low $60s
                                                      Mexico                    Jun 01   Sep 01

  Glomar Adriatic XI            225'   MLT116-C       UK North     Contracted   late     mid          low $40s      Followed by
                                                      Sea                       Apr 01   Jul 01                     2-month
                                                                                                                    contract in
                                                                                                                    mid $40s;
                                                                                                                    followed by
                                                                                                                    2-month
                                                                                                                    contract in
                                                                                                                    low $50s

  Glomar Baltic I               375'   MLT SUPER300   Gulf of      Shipyard     early    early                      Following
                                                      Mexico                    Jul 01   Sep 01                     upgrades,
                                                                                                                    rig will
                                                                                                                    mobilize to
                                                                                                                    Trinidad for
                                                                                                                    6-month
                                                                                                                    commitment
                                                                                                                    in high $70s

  Glomar Labrador I             300'   CFEMT-2000-C   Trinidad     Contracted   late     early        mid $40s      Followed by
                                                                                Feb 01   Aug 01                     1 1/2-month
                                                                                                                    contract in
                                                                                                                    low $20s (in
                                                                                                                    shipyard for
                                                                                                                    upgrades);
                                                                                                                    followed by
                                                                                                                    7-month
                                                                                                                    contract in
                                                                                                                    mid $40s
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SEMISUBMERSIBLES
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  Glomar Arctic I             3,400'   F&GL-907       Gulf of      Contracted   late     late         high $130s
                                                      Mexico                    Jun 01   Jun 02

  Maersk Jutlander            1,200'   F&GL-907       Norway       Contracted   mid      early        mid $110s     Followed by
                                                                                May 01   Jul 01                     1 1/2-month
                                                                                                                    contract in
                                                                                                                    UK North Sea
                                                                                                                    in mid $80s;
                                                                                                                    followed by
                                                                                                                    6-month
                                                                                                                    commitment
                                                                                                                    in mid $120s
                                                                                                                    in Norway

  Glomar Arctic III           1,800'   F&GL-907       UK North     Contracted   early    early        mid $40s      Followed by
                                                      Sea                       Apr 01   Oct 01                     6-month
                                                                                                                    contract in
                                                                                                                    mid $50s

  Glomar Arctic IV            1,800'   F&GL-907       UK North     Contracted   early    early        mid $60s
                                                      Sea                       Mar 01   Mar 02

  Glomar Celtic Sea           5,750'   F&GL-907       Gulf of      Contracted   late     mid          mid $130s     Followed by
                                                      Mexico                    Jun 01   Jul 01                     1-month
                                                                                                                    commitment
                                                                                                                    in mid
                                                                                                                    $130s;
                                                                                                                    followed by
                                                                                                                    2-month
                                                                                                                    contract in
                                                                                                                    low $120s

  Glomar Grand Banks          1,500'   AKER H-3.2     UK North     Available    early
                                                      Sea                       Jul 01
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DRILLSHIPS
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  Glomar C.R. Luigs           9,000'   GMDC           Brazil       Contracted   late     mid          mid $220s     Returns to
                                                                                Mar 01   Jul 01                     Gulf of
                                                                                                                    Mexico under
                                                                                                                    contract at
                                                                                                                    low $210s;
                                                                                                                    under
                                                                                                                    contract to
                                                                                                                    mid 2003

  Glomar Explorer             7,800'   GMDC           Gulf of      Contracted   mid      late         high $150s    Under
                                                      Mexico                    Feb 01   Oct 03                     contract to
                                                                                                                    late 2003

  Glomar Jack Ryan            8,000'   GMDC           Gulf of      Contracted   mid      late         low $200s     Under
                                                      Mexico                    May 01   Dec 03                     contract to
                                                                                                                    late 2003

  Glomar R.F. Bauer           2,750'   GMDC           Eq. Guinea   Contracted   mid      early        mid $80s      Followed by
                                                                                May 01   Jul 01                     2-month
                                                                                                                    commitment
                                                                                                                    in low
                                                                                                                    $100s;
                                                                                                                    followed by
                                                                                                                    7-month
                                                                                                                    commitment
                                                                                                                    in high $80s
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
* Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.